Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of DDS Technologies USA, Inc. (the “Company”) for the three months ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), the undersigned, Joseph N. Fasciglione, Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	the Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006	By:	/s/ Joseph N. Fasciglione
Joseph N. Fasciglione
Chief Financial Officer